SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): January 1996

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

DELAWARE                            1-9370                    13-3186327
(State or other               (Commission File Number)      (I.R.S Employer
jurisdiction of                                               I.D. Number)
incorporation)

        990 Station Road
       Bellport, New York                                   11713
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: (516)286-5800

                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On January 4, 1996 the Company signed a Letter of Intent to purchase three branded consumer product lines of London International US Holdings, Inc. for the sum of $3,600,000. The purchase includes all trade names, trademarks, patents and all saleable finished goods inventory related to the Feminine Hygiene Business. Each of the product lines has been marketed in the United States for the past ten years.

          The Company is presently arranging for financing to complete the acquisition by March 1996. The agreement in principle is also subject to a formal agreement to be executed by the parties.


ITEM 6.    RESIGNATION OF REGISTRANT'S DIRECTOR

           Dr. Alfred  Stracher  resigned   from  the  Board  of  Directors  of
Biopharmaceutics, Inc. as of December 4, 1995.



                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of
                             Biopharmaceutics, Inc.

                        Date of Report: January 18, 1996


Exhibits:

  28.10    Letter of Intent dated January 4, 1996

  28.11    Letter of Resignation dated December 4, 1995


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIOPHARMACEUTICS, INC.
                                      (Registrant)

                                       By:    /s/  Edward Fine
                                              Edward Fine
                                              ---------------------
                                              President, Chief Executive Officer
                                              (Signature)

Dated:  January 18, 1996

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